UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2022

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange
1.25% Notes due June 2023	SYY23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Chief Financial Officer (Item 5.02(b))

On December 10, 2022, Mr. Aaron E. Alt, the Executive Vice President and Chief Financial Officer of Sysco Corporation (“Sysco” or the “Company”), resigned from his position with the Company effective January 6, 2023 (the “Effective Date”).

Appointment of Interim Chief Financial Officer (Item 5.02(c))

Mr. Neil A. Russell, the Company’s Senior Vice President, Corporate Affairs and Chief Communications Officer, has been appointed by the Board to serve as interim Chief Financial Officer from the Effective Date until the appointment of Mr. Alt’s successor. Mr. Russell brings previous experience leading financial planning & analysis, treasury, investor relations, mergers & acquisitions, and has experience working in revenue management, audit and strategy.

Previously, Mr. Russell served as Vice President, Corporate Affairs from June 2019 to November 2020, Vice President, Investor Relations and Communications and Treasurer from May 2018 to June 2019 and Vice President, Investor Relations and Communications from July 2015 to May 2018. Prior to joining Sysco in August 2007 as Vice President – Investor Relations, Mr. Russell served as the Director – Investor Relations for Delta Air Lines from September 1998 to July 2007.

ITEM 7.01	REGULATION FD DISCLOSURE

On December 15, 2022, the Company issued a press release announcing the departure of Mr. Alt and the appointment of Mr. Russell as described above.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. The information in this Item 7.01 is being furnished, not filed, pursuant to Item 7.01 of Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Exhibits.

Not applicable.

(c)	Exhibits.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated as of December 15, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: December 15, 2022	By:	/s/ Eve M. McFadden
Eve M. McFadden
Senior Vice President, Legal, General Counsel and Corporate Secretary